Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $10.3 MILLION FOR THE SECOND QUARTER

OLNEY, MARYLAND, July 16, 2015 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the second quarter of 2015 of $10.3 million ($0.42 per diluted share) compared to net income of $7.0 million ($0.28 per diluted share) for the second quarter of 2014 and net income of $11.2 million ($0.45 per diluted share) for the first quarter of 2015. Results for the second quarter of 2014 included a $6.1 million pre-tax accrual for litigation expenses.

For the six months ended June 30, 2015, net income was $21.6 million ($0.87 per diluted share) compared to net income of $17.9 million ($0.71 per diluted share) for the same period of the prior year.

“Our second quarter results reflect continued momentum from the first quarter as growth in net interest income from a larger loan portfolio and income from mortgage banking and wealth management led the way,” said Daniel J. Schrider, President and Chief Executive Officer.

“This momentum is also demonstrated by balance sheet growth within each loan portfolio and overall deposit growth on a linked quarter basis,” continued Schrider.

“I am especially pleased to announce the receipt of the 2015 CX Innovation Award from the Customer Experience Professionals Association, an international organization headquartered in the Boston area. Sandy Spring Bank is one of only five companies across the country to receive this prestigious award, which gives further proof of our dedication to providing a consistent and remarkable experience to all of our clients,” said Schrider.

Second Quarter Highlights:

•	Total loans increased 13% compared to the second quarter of 2014 and were up 4% compared to the first quarter of 2015. This increase was driven primarily by year-over-year growth of 16% in the commercial loan portfolio.

•	Combined noninterest-bearing and interest-bearing transaction account balances increased 11% to $1.6 billion at June 30, 2015 as compared to $1.5 billion at June 30, 2014.

•	The provision for loan and lease losses for the second quarter of 2015 was a charge of $1.2 million compared to charges of $0.2 million for the second quarter of 2014 and $0.6 million for the first quarter of 2015.

•	The net interest margin was 3.42% for the second quarter of 2015, compared to 3.48% for the second quarter of 2014 and 3.44% for the first quarter of 2015.

•	Non-interest income increased 4% for the quarter compared to the prior year quarter primarily due to increases in income from wealth management and mortgage banking. Non-interest income decreased 8% compared to the linked quarter due to seasonal declines in insurance agency commissions.

•	During the second quarter of 2015, the Company repurchased 224,103 shares at an average price of $26.23 per share as part of its existing share repurchase program. For the year-to-date, the Company has repurchased 575,472 shares at an average price of $25.92 per share.

Review of Balance Sheet and Credit Quality

Total assets grew 6% to $4.5 billion at June 30, 2015 compared to $4.2 billion at June 30, 2014. This growth was driven by a 13% increase in the loan portfolio as total loans and leases ended the period at $3.3 billion.

At June 30, 2015, combined noninterest-bearing and interest-bearing checking account balances, a primary driver of multiple-product banking relationships with clients, increased 11% compared to balances at June 30, 2014. Total deposits and certain other short-term borrowings that comprise the funding sources derived from customers increased 8% compared to June 30, 2014.

Tangible common equity totaled $435 million at June 30, 2015 compared to $427 million at June 30, 2014. The ratio of tangible common equity to tangible assets decreased to 9.84% at June 30, 2015 from 10.29% at June 30, 2014 due primarily to the growth in assets and continued share repurchases. Dividends per common share were $0.44 per share for the first six months of 2015 compared to $0.36 per common share for the first six months of 2014, a 22% increase. At June 30, 2015, the Company had a total risk-based capital ratio of 14.65%, a common equity tier 1 risk-based capital ratio of 12.53%, a tier 1 risk-based capital ratio of 13.54% and a tier 1 leverage ratio of 10.83%.

Non-performing loans totaled $37.3 million at June 30, 2015 compared to $41.7 million at June 30, 2014 and $36.0 million at March 31, 2015. The level of non-performing loans to total loans decreased to 1.13% at June 30, 2015 compared to 1.43% at June 30, 2014 due to growth in the overall loan portfolio. The increase in non-performing loans at June 30, 2015 compared to March 31, 2015 was driven primarily by two residential mortgage loan credits totaling $4.6 million that were moved to nonaccrual status during the quarter. This was somewhat offset by several pay downs on such loans.

Loan charge-offs virtually equaled recoveries for the second quarter of 2015, while net loan charge-offs totaled $0.2 million for the second quarter of 2014 and of $0.9 million for the first quarter of 2015. The allowance for loan and lease losses represented 1.18% of outstanding loans and leases and 104% of non-performing loans at June 30, 2015 compared to 1.30% of outstanding loans and leases and 91% of non-performing loans at June 30, 2014. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the second quarter of 2015 increased 5% compared to the second quarter of 2014. The net interest margin was 3.42% for the second quarter of 2015 compared to 3.48% for the second quarter of 2014.

The provision for loan and lease losses was a charge of $1.2 million for the second quarter of 2015 compared to a charge of $0.2 million for the second quarter of 2014 and a charge of $0.6 million for the first quarter of 2015. The current quarter’s charge reflects the growth in the loan portfolio.

Non-interest income increased 4% to $12.1 million for the second quarter of 2015 compared to $11.7 million for the second quarter of 2014. The increase in non-interest income for the quarter compared to the prior year quarter was due primarily to increases in income from wealth management due to growth in assets under management and mortgage banking due primarily to higher mortgage origination volumes.

Non-interest expenses decreased 14% to $29.5 million for the second quarter of 2015 compared to $34.1 million in the second quarter of 2014. Excluding $6.1 million of litigation expenses recognized in the second quarter of 2014, non-interest expenses increased 5% from the prior year. The current quarter included increases in salaries and benefits, equipment and marketing expenses. The non-GAAP efficiency ratio was 61.35% for the second quarter of 2015 compared to 61.30% for the second quarter of 2014.

Net interest income for the first six months of 2015 increased 5% compared to the first six months of 2014 due primarily to an increase in average loans. The net interest margin was 3.43% for the first six months of 2015 compared to 3.48% for the first six months of 2014.

The provision for loan and lease losses was a charge of $1.8 million for the first six months of 2015 compared to a credit of $0.8 million for the first six months of 2014. The change in the provision for the year-to-date period reflects the growth in the loan portfolio over the prior year period.

Non-interest income increased 10% to $25.3 million for the first six months of 2015 compared to $22.9 million for the first six months of 2014. This increase was driven by increases in income from wealth management due to growth in assets under management and mortgage banking due primarily to higher mortgage origination volumes. Other non-interest income increased due to higher gains on sales of SBA loans and loan prepayment fees.

Non-interest expenses decreased 5% to $58.7 million for the first six months of 2015 compared to $61.7 million for the first six months of 2014. Excluding the litigation expenses previously mentioned, non-interest expenses increased 5% over the prior year period. The current year-to-date included increases in salaries and benefits and other non-interest expenses that were somewhat offset by a decline in intangibles amortization. The non-GAAP efficiency ratio was 60.74% for the first six months of 2015 compared to 61.45% for the first six months of 2014.

Conference Call

The Company’s management will host a conference call to discuss its second quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) July 30, 2015. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10068751.

About Sandy Spring Bancorp, Inc.

With $4.5 billion in assets, Sandy Spring Bancorp, Inc. is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bank traces its origin to 1868, making it among the oldest banking institutions in the region. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring offers a broad range of commercial banking, retail banking and trust services through 44 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or
Philip J. Mantua, E.V.P. & Chief Financial Officer
Sandy Spring Bancorp
17801 Georgia Avenue
Olney, Maryland 20832
1-800-399-5919
Email:	DSchrider@sandyspringbank.com
PMantua@sandyspringbank.com
Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2014, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
(Dollars in thousands, except per share data)	2015	2014	Change	2015	2014	Change
Results of Operations:
Net interest income	$33,933	$32,309	5%	$67,306	$63,901	5%
Provision (credit) for loan and lease losses	1,218	158	n.m	1,815	(824)	n.m
Non-interest income	12,109	11,694	4	25,268	22,943	10
Non-interest expenses	29,477	34,141	(14)	58,721	61,690	(5)
Income before income taxes	15,347	9,704	58	32,038	25,978	23
Net income	10,333	6,982	48	21,558	17,910	20

Pre-tax pre-provision income	$16,727	$15,990	5	$34,215	$31,282	9

Return on average assets	0.93%	0.67%		0.99%	0.87%
Return on average common equity	8.02%	5.47%		8.37%	7.11%
Net interest margin	3.42%	3.48%		3.43%	3.48%
Efficiency ratio - GAAP basis (1)	64.02%	77.59%		63.43%	71.04%
Efficiency ratio - Non-GAAP basis (1)	61.35%	61.30%		60.74%	61.45%

Per share data:
Basic net income	$0.42	$0.28	50%	$0.87	$0.72	21%
Diluted net income	$0.42	$0.28	50	$0.87	$0.71	23
Average fully diluted shares	24,689,762	25,127,036	(2)	24,867,988	25,126,369	(1)
Dividends declared per share	$0.22	$0.18	22	$0.44	$0.36	22
Book value per share	21.12	20.63	2	21.12	20.63	2
Tangible book value per share	17.71	17.04	4	17.71	17.04	4
Outstanding shares	24,562,471	25,069,700	(2)	24,562,471	25,069,700	(2)

Financial Condition at period-end:
Investment securities	$878,284	$980,530	(10)%	$878,284	$980,530	(10)%
Loans and leases	3,288,865	2,910,944	13	3,288,865	2,910,944	13
Interest-earning assets	4,222,667	3,945,643	7	4,222,667	3,945,643	7
Assets	4,507,367	4,234,342	6	4,507,367	4,234,342	6
Deposits	3,247,346	3,038,670	7	3,247,346	3,038,670	7
Interest-bearing liabilities	2,851,750	2,698,887	6	2,851,750	2,698,887	6
Stockholders' equity	518,873	517,269	-	518,873	517,269	-

Capital ratios:
Tier 1 leverage (4)	10.83%	11.37%		10.83%	11.37%
Tier 1 capital to risk-weighted assets (4)	13.54%	14.48%		13.54%	14.48%
Total regulatory capital to risk-weighted assets (4)	14.65%	15.66%		14.65%	15.66%
Common equity tier 1 capital to risk-weighted assets (4)	12.53%	n.a. %		12.53%	n.a. %
Tangible common equity to tangible assets (2)	9.84%	10.29%		9.84%	10.29%
Average equity to average assets	11.65%	12.31%		11.78%	12.29%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.18%	1.30%		1.18%	1.30%
Non-performing loans to total loans	1.13%	1.43%		1.13%	1.43%
Non-performing assets to total assets	0.93%	1.03%		0.93%	1.03%
Allowance for loan and lease losses to non-performing loans	103.71%	90.99%		103.71%	90.99%
Annualized net charge-offs to average loans and leases (3)	-%	0.03%		0.06%	-%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at June 30, 2015

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2015	2014	2015	2014
Pre-tax pre-provision income:
Net income	$10,333	$6,982	$21,558	$17,910
Plus non-GAAP adjustment:
Litigation expenses	162	6,128	362	6,128
Income taxes	5,014	2,722	10,480	8,068
Provision (credit) for loan and lease losses	1,218	158	1,815	(824)
Pre-tax pre-provision income	$16,727	$15,990	$34,215	$31,282

Efficiency ratio - GAAP basis:
Non-interest expenses	$29,477	$34,141	$58,721	$61,690

Net interest income plus non-interest income	$46,042	$44,003	$92,574	$86,844

Efficiency ratio - GAAP basis	64.02%	77.59%	63.43%	71.04%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$29,477	$34,141	$58,721	$61,690
Less non-GAAP adjustment:
Amortization of intangible assets	106	224	213	594
Litigation expenses	162	6,128	362	6,128
Non-interest expenses - as adjusted	$29,209	$27,789	$58,146	$54,968

Net interest income plus non-interest income	$46,042	$44,003	$92,574	$86,844
Plus non-GAAP adjustment:
Tax-equivalent income	1,589	1,331	3,153	2,613
Less non-GAAP adjustments:
Securities gains (losses)	19	-	-	-
Net interest income plus non-interest income - as adjusted	$47,612	$45,334	$95,727	$89,457

Efficiency ratio - Non-GAAP basis	61.35%	61.30%	60.74%	61.45%

Tangible common equity ratio:
Total stockholders' equity	$518,873	$517,269	$518,873	$517,269
Accumulated other comprehensive income	592	(5,233)	592	(5,233)
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(296)	(737)	(296)	(737)
Tangible common equity	$434,998	$427,128	$434,998	$427,128

Total assets	$4,507,367	$4,234,342	$4,507,367	$4,234,342
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(296)	(737)	(296)	(737)
Tangible assets	$4,422,900	$4,149,434	$4,422,900	$4,149,434

Tangible common equity ratio	9.84%	10.29%	9.84%	10.29%

Outstanding common shares	24,562,471	25,069,700	24,562,471	25,069,700
Tangible book value per common share	$17.71	$17.04	$17.71	$17.04

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION  - UNAUDITED

	June 30,	December 31,	June 30,
(Dollars in thousands)	2015	2014	2014
Assets
Cash and due from banks	$53,569	$52,804	$65,674
Federal funds sold	472	473	474
Interest-bearing deposits with banks	35,601	42,940	44,653
Cash and cash equivalents	89,642	96,217	110,801
Residential mortgage loans held for sale (at fair value)	19,445	10,512	9,042
Investments available-for-sale (at fair value)	625,819	672,209	720,885
Investments held-to-maturity -- fair value of $217,880, $222,260 and $224,313 at June 30, 2015, December 31, 2014 and June 30, 2014, respectively	216,866	219,973	223,518
Other equity securities	35,599	41,437	36,127
Total loans and leases	3,288,865	3,127,392	2,910,944
Less: allowance for loan and lease losses	(38,713)	(37,802)	(37,959)
Net loans and leases	3,250,152	3,089,590	2,872,985
Premises and equipment, net	51,609	49,402	45,296
Other real estate owned	4,514	3,195	1,967
Accrued interest receivable	13,144	12,634	12,271
Goodwill	84,171	84,171	84,171
Other intangible assets, net	296	510	737
Other assets	116,110	117,282	116,542
Total assets	$4,507,367	$4,397,132	$4,234,342

Liabilities
Noninterest-bearing deposits	$1,092,413	$993,737	$984,700
Interest-bearing deposits	2,154,933	2,072,772	2,053,970
Total deposits	3,247,346	3,066,509	3,038,670
Securities sold under retail repurchase agreements and federal funds purchased	111,817	74,432	72,917
Advances from FHLB	550,000	655,000	537,000
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	44,331	44,440	33,486
Total liabilities	3,988,494	3,875,381	3,717,073

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,562,471, 25,044,877 and 25,069,700 at June 30, 2015, December 31, 2014 and June 30, 2014, respectively	24,562	25,045	25,070
Additional paid in capital	181,504	194,647	194,252
Retained earnings	313,399	302,882	292,714
Accumulated other comprehensive income (loss)	(592)	(823)	5,233
Total stockholders' equity	518,873	521,751	517,269
Total liabilities and stockholders' equity	$4,507,367	$4,397,132	$4,234,342

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share data)	2015	2014	2015	2014
Interest Income:
Interest and fees on loans and leases	$33,031	$30,706	$65,170	$60,440
Interest on loans held for sale	132	71	208	130
Interest on deposits with banks	22	22	44	42
Interest and dividends on investment securities:
Taxable	3,850	3,876	7,427	7,992
Exempt from federal income taxes	1,814	2,316	4,072	4,637
Total interest income	38,849	36,991	76,921	73,241
Interest Expense:
Interest on deposits	1,367	1,193	2,561	2,377
Interest on retail repurchase agreements and federal funds purchased	60	37	110	75
Interest on advances from FHLB	3,266	3,233	6,502	6,451
Interest on subordinated debt	223	219	442	437
Total interest expense	4,916	4,682	9,615	9,340
Net interest income	33,933	32,309	67,306	63,901
Provision (credit) for loan and lease losses	1,218	158	1,815	(824)
Net interest income after provision (credit) for loan and lease losses	32,715	32,151	65,491	64,725
Non-interest Income:
Investment securities gains	19	-	19	-
Service charges on deposit accounts	1,839	2,089	3,721	4,061
Mortgage banking activities	822	570	2,000	886
Wealth management income	5,161	4,741	10,077	9,207
Insurance agency commissions	881	961	2,499	2,601
Income from bank owned life insurance	606	608	1,319	1,206
Bank card fees	1,220	1,169	2,277	2,147
Other income	1,561	1,556	3,356	2,835
Total non-interest income	12,109	11,694	25,268	22,943
Non-interest Expenses:
Salaries and employee benefits	17,534	16,474	34,833	32,829
Occupancy expense of premises	3,173	3,274	6,662	6,746
Equipment expenses	1,490	1,262	2,863	2,518
Marketing	942	802	1,473	1,344
Outside data services	1,102	1,216	2,363	2,432
FDIC insurance	654	573	1,285	1,093
Amortization of intangible assets	106	224	213	594
Litigation expenses	162	6,128	362	6,128
Other expenses	4,314	4,188	8,667	8,006
Total non-interest expenses	29,477	34,141	58,721	61,690
Income before income taxes	15,347	9,704	32,038	25,978
Income tax expense	5,014	2,722	10,480	8,068
Net income	$10,333	$6,982	$21,558	$17,910

Net Income Per Share Amounts:
Basic net income per share	$0.42	$0.28	$0.87	$0.72
Diluted net income per share	$0.42	$0.28	$0.87	$0.71
Dividends declared per share	$0.22	$0.18	$0.44	$0.36

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2015		2014
(Dollars in thousands, except per share data)	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$40,438	$39,343	$39,258	$38,446	$38,322	$37,532
Interest expense	4,916	4,699	4,748	4,730	4,682	4,658
Tax-equivalent net interest income	35,522	34,644	34,510	33,716	33,640	32,874
Tax-equivalent adjustment	1,589	1,271	1,283	1,296	1,331	1,282
Provision for loan and lease losses	1,218	597	853	(192)	158	(982)
Non-interest income	12,109	13,159	11,338	12,590	11,694	11,249
Non-interest expenses	29,477	29,244	30,478	28,632	34,141	27,549
Income before income taxes	15,347	16,691	13,234	16,570	9,704	16,274
Income tax expense	5,014	5,466	4,086	5,428	2,722	5,346
Net income	$10,333	$11,225	$9,148	$11,142	$6,982	$10,928
Financial Performance:
Pre-tax pre-provision income	$16,727	$17,488	$14,242	$16,614	$15,990	$15,292
Return on average assets	0.93%	1.04%	0.85%	1.05%	0.67%	1.08%
Return on average common equity	8.02%	8.73%	6.93%	8.54%	5.47%	8.80%
Net interest margin	3.42%	3.44%	3.44%	3.42%	3.48%	3.47%
Efficiency ratio - GAAP basis (1)	64.02%	62.85%	68.39%	63.61%	77.59%	64.31%
Efficiency ratio - Non-GAAP basis (1)	61.35%	60.53%	65.89%	61.09%	61.30%	61.60%
Per Share Data:
Basic net income per share	$0.42	$0.45	$0.37	$0.44	$0.28	$0.44
Diluted net income per share	$0.42	$0.45	$0.36	$0.44	$0.28	$0.43
Average fully diluted shares	24,689,762	25,048,576	25,151,831	25,151,582	25,127,036	25,124,206
Dividends declared per common share	$0.22	$0.22	$0.20	$0.20	$0.18	$0.18
Non-interest Income:
Securities gains (losses)	$19	$-	$(3)	$8	$-	$-
Service charges on deposit accounts	1,839	1,882	2,135	2,226	2,089	1,972
Mortgage banking activities	822	1,178	512	596	570	316
Wealth management income	5,161	4,916	4,905	4,974	4,741	4,466
Insurance agency commissions	881	1,618	985	1,410	961	1,640
Income from bank owned life insurance	606	713	627	611	608	598
Bank card fees	1,220	1,057	1,144	1,148	1,169	978
Other income	1,561	1,795	1,033	1,617	1,556	1,279
Total Non-interest Income	$12,109	$13,159	$11,338	$12,590	$11,694	$11,249
Non-interest Expense:
Salaries and employee benefits	$17,534	$17,299	$16,793	$16,765	$16,474	$16,355
Occupancy expense of premises	3,173	3,489	3,914	3,032	3,274	3,472
Equipment expenses	1,490	1,373	1,333	1,337	1,262	1,256
Marketing	942	531	838	744	802	542
Outside data services	1,102	1,261	1,284	1,231	1,216	1,216
FDIC insurance	654	631	615	594	573	520
Amortization of intangible assets	106	107	112	115	224	370
Litigation expenses	162	200	155	236	6,128	-
Professional fees	1,199	1,209	1,246	1,092	1,292	914
Other real estate owned expenses	4	10	2	40	9	-
Other expenses	3,111	3,134	4,186	3,446	2,887	2,904
Total Non-interest Expense	$29,477	$29,244	$30,478	$28,632	$34,141	$27,549

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2015		2014
(Dollars in thousands)	Q2	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$744,195	$728,858	$717,886	$698,925	$668,536	$640,939
Residential construction loans	137,134	130,321	136,741	141,883	149,321	143,109
Commercial ADC loans	223,103	203,731	205,124	194,666	178,972	163,343
Commercial investor real estate loans	694,179	668,931	640,193	575,984	577,813	573,634
Commercial owner occupied real estate loans	643,973	618,846	611,061	584,964	581,795	582,472
Commercial business loans	409,795	385,452	390,781	368,611	357,472	348,180
Leasing	21	36	54	156	260	439
Consumer loans	436,465	428,531	425,552	410,723	396,775	380,697
Total loans and leases	3,288,865	3,164,706	3,127,392	2,975,912	2,910,944	2,832,813
Allowance for loan and lease losses	(38,713)	(37,475)	(37,802)	(37,574)	(37,959)	(38,026)
Loans held for sale	19,445	13,899	10,512	6,656	9,042	3,079
Investment securities	878,284	912,565	933,619	950,869	980,530	997,584
Interest-earning assets	4,222,667	4,125,549	4,114,936	3,976,731	3,945,643	3,891,223
Total assets	4,507,367	4,401,380	4,397,132	4,248,731	4,234,342	4,168,998
Noninterest-bearing demand deposits	1,092,413	1,017,566	993,737	986,549	984,700	882,169
Total deposits	3,247,346	3,109,892	3,066,509	3,028,788	3,038,670	2,959,195
Customer repurchase agreements	111,817	101,640	74,432	71,384	72,917	67,038
Total interest-bearing liabilities	2,851,750	2,818,966	2,837,204	2,706,623	2,698,887	2,748,064
Total stockholders' equity	518,873	521,768	521,751	522,404	517,269	510,386
Quarterly Average Balance Sheets:
Residential mortgage loans	$734,382	$724,248	$707,719	$682,013	$652,232	$627,944
Residential construction loans	137,216	132,456	141,890	147,750	145,968	134,261
Commercial ADC loans	218,341	206,105	201,020	180,293	168,063	162,544
Commercial investor real estate loans	668,883	645,163	607,050	577,851	575,283	557,168
Commercial owner occupied real estate loans	624,407	611,722	594,634	585,014	579,953	584,155
Commercial business loans	398,510	383,111	367,872	367,203	348,597	349,734
Leasing	28	44	114	206	352	567
Consumer loans	434,011	425,434	417,910	404,062	390,076	377,822
Total loans and leases	3,215,778	3,128,283	3,038,209	2,944,392	2,860,524	2,794,195
Loans held for sale	14,075	7,053	9,952	7,518	6,940	5,216
Investment securities	898,237	925,683	942,782	965,206	991,135	1,012,701
Interest-earning assets	4,162,963	4,097,648	4,022,051	3,954,858	3,893,843	3,845,513
Total assets	4,438,670	4,372,988	4,292,237	4,220,084	4,157,559	4,105,225
Noninterest-bearing demand deposits	1,023,042	986,688	1,000,285	956,830	899,287	825,968
Total deposits	3,128,562	3,056,186	3,063,591	3,036,686	2,965,329	2,876,641
Customer repurchase agreements	106,179	90,020	78,746	73,046	68,880	62,864
Total interest-bearing liabilities	2,852,414	2,817,575	2,731,791	2,711,206	2,716,537	2,749,459
Total stockholders' equity	516,940	521,346	524,063	517,534	511,738	503,851
Financial Measures:
Average equity to average assets	11.65%	11.92%	12.21%	12.26%	12.31%	12.27%
Investment securities to earning assets	20.80%	22.12%	22.69%	23.91%	24.85%	25.64%
Loans to earning assets	77.89%	76.71%	76.00%	74.83%	73.78%	72.80%
Loans to assets	72.97%	71.90%	71.12%	70.04%	68.75%	67.95%
Loans to deposits	101.28%	101.76%	101.99%	98.25%	95.80%	95.73%
Capital Measures:
Tier 1 leverage (1)	10.83%	11.00%	11.26%	11.36%	11.37%	11.43%
Tier 1 capital to risk-weighted assets (1)	13.54%	14.01%	13.95%	14.52%	14.48%	14.64%
Total regulatory capital to risk-weighted assets (1)	14.65%	15.12%	15.06%	15.68%	15.66%	15.85%
Common equity tier 1 capital to risk-weighted assets (1)	12.53%	14.01%	n.a.	n.a.	n.a.	n.a.
Book value per share	$21.12	$21.10	$20.83	$20.83	$20.63	$20.38
Outstanding shares	24,562,471	24,733,868	25,044,877	25,076,794	25,069,700	25,043,482

(1)	Estimated ratio at June 30, 2015

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2015		2014
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$-	$-	$1	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	649	-	-
Leasing	2	-	-	-	-	-
Consumer	7	-	-	6	3	-
Residential real estate:
Residential mortgage	-	-	-	-	-	-
Residential construction	-	-	-	-	-	-
Total loans and leases 90 days past due	9	-	-	655	4	-
Non-accrual loans and leases:
Commercial business	3,285	4,166	3,184	4,151	4,309	3,272
Commercial real estate:
Commercial AD&C	194	1,363	2,464	3,792	3,739	4,133
Commercial investor real estate	10,023	10,083	8,156	8,210	6,731	7,284
Commercial owner occupied real estate	8,423	8,974	8,941	10,742	10,868	7,150
Leasing	-	-	-	-	-	-
Consumer	1,214	1,962	1,668	1,830	2,058	2,115
Residential real estate:
Residential mortgage	7,780	3,235	3,012	4,417	4,501	5,025
Residential construction	780	788	1,105	2,497	2,143	2,304
Total non-accrual loans and leases	31,699	30,571	28,530	35,639	34,349	31,283
Total restructured loans - accruing	5,620	5,446	5,497	7,382	7,364	7,411
Total non-performing loans and leases	37,328	36,017	34,027	43,676	41,717	38,694
Other assets and real estate owned (OREO)	4,514	3,227	3,195	1,762	1,967	1,619
Total non-performing assets	$41,842	$39,244	$37,222	$45,438	$43,684	$40,313

	For the quarter ended,
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2015	2015	2014	2014	2014	2014
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$30,571	$28,530	$35,639	$34,349	$31,283	$30,574
Non-accrual balances transferred to OREO	(1,309)	(32)	(1,475)	(300)	(390)	(281)
Non-accrual balances charged-off	(549)	(1,077)	(1,033)	(216)	(357)	(513)
Net payments or draws	(2,970)	(1,067)	(4,139)	(590)	(1,580)	(1,073)
Loans placed on non-accrual	5,956	4,217	779	2,396	5,393	2,576
Non-accrual loans brought current	-	-	(1,241)	-	-	-
Balance at end of period	$31,699	$30,571	$28,530	$35,639	$34,349	$31,283

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$37,475	$37,802	$37,574	$37,959	$38,026	$38,766
Provision (credit) for loan and lease losses	1,218	597	853	(192)	158	(982)
Less loans charged-off, net of recoveries:
Commercial business	73	(89)	50	(58)	28	(768)
Commercial real estate:
Commercial AD&C	(547)	706	529	-	-	-
Commercial investor real estate	85	(5)	(5)	(2)	(23)	(5)
Commercial owner occupied real estate	(1)	212	(6)	-	265	-
Leasing	-	-	-	-	-	-
Consumer	395	43	83	244	11	331
Residential real estate:
Residential mortgage	(18)	65	(17)	43	(27)	203
Residential construction	(7)	(8)	(9)	(34)	(29)	(3)
Net charge-offs	(20)	924	625	193	225	(242)
Balance at end of period	$38,713	$37,475	$37,802	$37,574	$37,959	$38,026

Asset Quality Ratios:
Non-performing loans to total loans	1.13%	1.14%	1.09%	1.47%	1.43%	1.37%
Non-performing assets to total assets	0.93%	0.89%	0.85%	1.07%	1.03%	0.97%
Allowance for loan losses to loans	1.18%	1.18%	1.21%	1.26%	1.30%	1.34%
Allowance for loan losses to non-performing loans	103.71%	104.05%	111.09%	86.03%	90.99%	98.27%
Annualized net charge-offs to average loans	0.00%	0.12%	0.08%	0.03%	0.03%	(0.04)%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended June 30,
	2015			2014
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$734,382	$6,155	3.35%	$652,232	$5,614	3.44%
Residential construction loans	137,216	1,268	3.71	145,968	1,359	3.73
Commercial ADC loans	218,341	2,525	4.64	168,063	2,180	5.20
Commercial investor real estate loans	668,883	7,771	4.66	575,283	7,139	4.98
Commercial owner occupied real estate loans	624,407	7,669	4.93	579,953	7,146	5.09
Commercial business loans	398,510	4,369	4.40	348,597	4,054	4.69
Leasing	28	-	1.49	352	6	6.30
Consumer loans	434,011	3,606	3.35	390,076	3,208	3.32
Total loans and leases (2)	3,215,778	33,363	4.16	2,860,524	30,706	4.34
Loans held for sale	14,075	132	3.76	6,940	71	4.12
Taxable securities	606,581	3,786	2.50	688,793	4,263	2.48
Tax-exempt securities (3)	291,656	3,135	4.30	302,342	3,260	4.32
Interest-bearing deposits with banks	34,400	22	0.25	34,770	22	0.25
Federal funds sold	473	-	0.22	474	-	0.22
Total interest-earning assets	4,162,963	40,438	3.89	3,893,843	38,322	3.97

Less: allowance for loan and lease losses	(38,217)			(38,342)
Cash and due from banks	46,894			44,987
Premises and equipment, net	51,591			45,696
Other assets	215,439			211,375
Total assets	$4,438,670			$4,157,559

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$527,307	101	0.08%	$477,018	102	0.09%
Regular savings deposits	278,199	37	0.05	262,078	49	0.07
Money market savings deposits	833,382	317	0.15	865,134	273	0.13
Time deposits	466,632	912	0.78	461,812	769	0.67
Total interest-bearing deposits	2,105,520	1,367	0.26	2,066,042	1,193	0.23
Other borrowings	106,180	60	0.23	68,880	37	0.22
Advances from FHLB	605,714	3,266	2.16	546,615	3,233	2.37
Subordinated debentures	35,000	223	2.55	35,000	219	2.50
Total interest-bearing liabilities	2,852,414	4,916	0.69	2,716,537	4,682	0.69

Noninterest-bearing demand deposits	1,023,042			899,287
Other liabilities	46,274			29,997
Stockholders' equity	516,940			511,738
Total liabilities and stockholders' equity	$4,438,670			$4,157,559

Net interest income and spread		$35,522	3.20%		$33,640	3.28%
Less: tax-equivalent adjustment		1,589			1,331
Net interest income		$33,933			$32,309

Interest income/earning assets			3.89%			3.97%
Interest expense/earning assets			0.47			0.49
Net interest margin			3.42%			3.48%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2015 and 2014. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.6 million and $1.3 million in 2015 and 2014, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Six Months Ended June 30,
	2015			2014
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$729,343	$12,279	3.37%	$640,155	$11,061	3.46%
Residential construction loans	134,849	2,489	3.72	140,147	2,612	3.76
Commercial ADC loans	212,257	4,862	4.62	165,319	4,253	5.19
Commercial investor real estate loans	657,088	15,350	4.71	566,275	13,872	4.94
Commercial owner occupied real estate loans	618,100	15,200	4.96	582,042	14,213	5.08
Commercial business loans	390,853	8,507	4.39	349,162	8,091	4.67
Leasing	36	1	3.76	459	12	5.22
Consumer loans	429,746	7,106	3.35	383,983	6,326	3.34
Total loans and leases (2)	3,172,272	65,794	4.18	2,827,542	60,440	4.34
Loans held for sale	10,583	208	3.94	6,083	130	4.28
Taxable securities	617,861	7,722	2.50	699,460	8,715	2.49
Tax-exempt securities (3)	294,024	6,305	4.29	302,398	6,527	4.32
Interest-bearing deposits with banks	35,273	44	0.25	33,853	42	0.25
Federal funds sold	473	1	0.22	475	-	0.22
Total interest-earning assets	4,130,486	80,074	3.90	3,869,811	75,854	3.96

Less: allowance for loan and lease losses	(37,833)			(38,864)
Cash and due from banks	46,663			45,268
Premises and equipment, net	51,127			45,787
Other assets	215,567			209,535
Total assets	$4,406,010			$4,131,537

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$525,692	207	0.08%	$468,677	194	0.08%
Regular savings deposits	274,220	71	0.05	255,667	97	0.08
Money market savings deposits	832,549	590	0.14	871,464	546	0.13
Time deposits	455,147	1,693	0.75	462,591	1,540	0.67
Total interest-bearing deposits	2,087,608	2,561	0.25	2,058,399	2,377	0.23
Other borrowings	98,228	110	0.23	65,889	75	0.23
Advances from FHLB	614,254	6,502	2.13	573,619	6,451	2.27
Subordinated debentures	35,000	442	2.53	35,000	437	2.50
Total interest-bearing liabilities	2,835,090	9,615	0.68	2,732,907	9,340	0.69

Noninterest-bearing demand deposits	1,004,965			862,830
Other liabilities	46,824			27,984
Stockholders' equity	519,131			507,816
Total liabilities and stockholders' equity	$4,406,010			$4,131,537

Net interest income and spread		$70,459	3.22%		$66,514	3.27%
Less: tax-equivalent adjustment		3,153			2,613
Net interest income		$67,306			$63,901

Interest income/earning assets			3.90%			3.96%
Interest expense/earning assets			0.47			0.48
Net interest margin			3.43%			3.48%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2015 and 2014. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $3.2 million and $2.6 million in 2015 and 2014, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.